Exhibit 99.1

Cycurion Selected by Major Telecom Provider to Modernize Emergency Warning Network for Leading U.S. Government Agency

Deployment Spans 1,300+ Sites Across All States and U.S. Territories with Potential Value Exceeding $1 Million

MCLEAN, Va., Nov. 10, 2025 (GLOBE NEWSWIRE) — Cycurion, Inc. (“Cycurion” or the “Company”) (NASDAQ: CYCU), a publicly traded leader in AI-powered technology and IT solutions, today announced it has been awarded a contract by one of the country’s largest telecommunications companies to deliver network deployment services supporting a critical modernization initiative for one of the federal government’s largest agencies.

The multi-year project focuses on replacing decades-old infrastructure with a resilient, secure, and flexible communication network designed to enhance emergency warning capabilities. The rollout encompasses more than 1,300 sites across all 50 states and U.S. territories, with an expected duration of 24 to 36 months and a potential total value exceeding $1 million.

Cycurion has maintained a trusted partnership with this telecommunications provider for over 20 years, consistently delivering high-reliability network services that meet stringent government standards.

“This award underscores the confidence that our long-standing telecom partner places in Cycurion’s expertise and commitment to mission-critical infrastructure,” said Kevin Kelly, CEO of Cycurion, Inc. “By leveraging our AI-enhanced capabilities and deep domain knowledge, we are proud to support the modernization of a vital national system that protects public safety.”

About Cycurion, Inc.

Based in McLean, Virginia, Cycurion (NASDAQ: CYCU) is a forward-thinking provider of IT cybersecurity solutions and AI, committed to delivering secure, reliable, and innovative services to clients worldwide. Specializing in cybersecurity, program management, and business continuity, Cycurion harnesses its AI-enhanced ARx platform and expert team to empower clients and safeguard their operations. Along with its subsidiaries, Axxum Technologies LLC, Cloudburst Security LLC and Cycurion Innovation, Inc., Cycurion serves government, healthcare, and corporate clients committed to securing the digital future.

For more information, visit www.cycurion.com.

Forward-Looking Statements

This press release contains statements that are forward-looking statements as defined within the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements relating to the operations and prospective growth of Cycurion’s business.

Certain statements in this press release that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Exchange Act of 1934, as amended. Any statements contained in this press release that are not statements of historical fact may be deemed forward-looking statements. Words such as “continue,” “will,” “may,” “could,” “should,” “expect,” “expected,” “plans,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” and similar expressions are intended to identify such forward-looking statements. All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements, many of which are generally outside the control of Cycurion and are difficult to predict. Examples of such risks and uncertainties include, but are not limited to, the outcomes of the Company’s investigations, any potential legal proceedings, or the future performance of the Company’s common stock. Additional factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements can be found in the most recent annual report on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K filed by Cycurion with the U.S. Securities and Exchange Commission. Cycurion anticipates that subsequent events and developments may cause its plans, intentions, and expectations to change. Cycurion assumes no obligation, and it specifically disclaims any intention or obligation, to update any forward-looking statements, whether as a result of new information, future events, or otherwise, except as expressly required by law. Forward-looking statements speak only as of the date they are made and should not be relied upon as representing Cycurion’s plans and expectations as of any subsequent date.

Cycurion Investor Relations:
(888) 341-6680
investors@cycurion.com

Cycurion Media Relations:
(888) 341-6680
media@cycurion.com